                                  EXHIBIT 99.5

            AUDITED FINANCIAL STATEMENTS OF CELEBRITY SIGHTINGS, LLC

                            CELEBRITY SIGHTINGS, LLC

                              FINANCIAL STATEMENTS

                     DECEMBER 31, 1998 AND DECEMBER 6, 1999

                                    CONTENTS

                                                                                                           PAGE
                                                                                                        ----------

Independent Auditors' Report                                                                                1

Balance Sheets                                                                                              2

Statements of Loss                                                                                          3

Statement of Members' Deficit                                                                               4

Statements of Cash Flows                                                                                    5

Notes to Financial Statements                                                                             6 - 8

[SMITH MANDEL LOGO]
                         SMITH MANDEL & ASSOCIATES, LLP
                          Certified Public Accountants



                          INDEPENDENT AUDITORS' REPORT


Members
Celebrity Sightings, LLC


We have audited the accompanying balance sheet of Celebrity Sightings, LLC as of December 31, 1998 and December 6, 1999, and the related statements of loss, members' deficit and cash flows for the years ended December 31, 1997, December 31, 1998 and the period from January 1, 1999 through December 6, 1999. These financial statements are the responsibility of the management of Celebrity Sightings, LLC. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Celebrity Sightings, LLC as of December 31, 1998 and December 6, 1999, and the results of its operations and its cash flows for the years ended December 31, 1997, December 31, 1998 and the period from January 1, 1999 through December 6, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11 to the financial statements, the Company incurred recurring losses from operations, achieved a low current ratio and had working capital deficiencies, all of which, raise substantial doubt about its capacity to continue as a going concern. Management's plans in regards to these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                  SMITH MANDEL & ASSOCIATES, LLP


February 7, 2000


         16000 Ventura boulevard - Suite 802 - Encino, California 91436
       Tel: 818/461-0088 - Fax: 818/461-0099 - e-mail: sma123cpa@aol.com       1
                         http://www.SmithMandelCPA.com

                            CELEBRITY SIGHTINGS, LLC

                                 BALANCE SHEETS

================================================================================

                                              ASSETS

                                                                  December 6,           December 31,
                                                                     1999                   1998
                                                                  -----------           ------------

CURRENT ASSETS:
     Cash                                                         $    11,400           $    30,800
     Trade accounts receivable, net of allowance for
         doubtful accounts of $6,500 for 1998                          17,100                14,000
     Prepaid expenses                                                   8,500                     0
     Inventory                                                          6,200                 9,500
                                                                  -----------           -----------

                           TOTAL CURRENT ASSETS                        43,200                54,300

NET PROPERTY AND EQUIPMENT                                            202,100               232,900
                                                                  -----------           -----------

                           TOTAL ASSETS                           $   245,300           $   287,200
                                                                  ===========           ===========


                                   LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES:
     Accounts payable and accrued expenses                        $   333,200           $   142,900
     Contracts payable                                                 29,600                     0
     Due to affiliate                                                 682,200               441,900
     Loan payable, other                                              405,000                     0
     Loan payable, member                                              87,400                63,600
                                                                  -----------           -----------

                           TOTAL CURRENT LIABILITIES                1,537,400               648,400

NOTE PAYABLE, OTHER                                                    55,000                55,000

NOTES PAYABLE, MEMBERS                                                290,300               290,300

MEMBERS' DEFICIT                                                   (1,637,400)             (706,500)
                                                                  -----------           -----------

                           TOTAL LIABILITIES AND
                               MEMBERS' DEFICIT                   $   245,300           $   287,200
                                                                  ===========           ===========


See accompanying independent auditors' report and notes to financial statements.

                            CELEBRITY SIGHTINGS, LLC

                                STATEMENT OF LOSS

================================================================================

                                      For the Period
                                      January 1, 1999
                                         through
                                        December 6,                Year Ended December 31,
                                           1999                  1998                  1997
                                      ---------------         -----------           -----------

REVENUES                                $   247,400           $   265,700           $   103,200

COST OF REVENUES                             60,900                44,500                10,400
                                        -----------           -----------           -----------

GROSS PROFIT                                186,500               221,200                92,800

OPERATING EXPENSES                        1,082,800             1,011,800               811,000
                                        -----------           -----------           -----------

LOSS FROM OPERATIONS                       (896,300)             (790,600)             (718,200)

INTEREST EXPENSE                             30,800                30,000                26,500
                                        -----------           -----------           -----------

LOSS BEFORE STATE INCOME TAXES             (927,100)             (820,600)             (744,700)

STATE INCOME TAXES                            3,800                   800                   800
                                        -----------           -----------           -----------

NET LOSS                                   (930,900)             (821,400)             (745,500)
                                        -----------           -----------           -----------

COMPREHENSIVE LOSS                      $  (930,900)          $  (821,400)          $  (745,500)
                                        ===========           ===========           ===========


See accompanying independent auditors' report and notes to financial statements.

                            CELEBRITY SIGHTINGS, LLC

                          STATEMENT OF MEMBERS' DEFICIT

================================================================================

BALANCE, DECEMBER 31, 1996                    $    51,500

MEMBERS CONTRIBUTIONS                             708,900

NET LOSS                                         (745,500)
                                              -----------

RETAINED EARNINGS, DECEMBER 31, 1997               14,900

MEMBER CONTRIBUTION                               100,000

NET LOSS                                         (821,400)
                                              -----------

DEFICIT, DECEMBER 31, 1998                       (706,500)

NET LOSS                                         (930,900)
                                              -----------

DEFICIT, DECEMBER 6, 1999                     $(1,637,400)
                                              ===========


See accompanying independent auditors' report and notes to financial statements.

                            CELEBRITY SIGHTINGS, LLC

                            STATEMENTS OF CASH FLOWS

================================================================================

                                                     For the Period
                                                     January 1, 1999
                                                        through
                                                       December 6,             Year Ended December 31,
                                                          1999                1998                1997
                                                     ---------------       ----------          ----------

OPERATING ACTIVITIES:

Net loss                                               $(930,900)          $(821,400)          $(745,500)

Adjustment to reconcile net loss to net cash
  flows applied to operating activities:
         Depreciation                                     76,700              75,400              71,100
         (Increase) decrease in assets:
              Trade accounts receivable                   (3,100)             38,300             (49,300)
              Prepaid expenses                            (8,500)                  0               5,800
              Inventory                                    3,300              (3,000)             (6,500)
         Increase (decrease) in liabilities:
              Accounts payable and accrued
                  expenses                               190,300              91,600            (118,700)
              Contracts payable                           29,600                   0                   0
              Due to affiliate                           240,300             375,000              66,900
                                                       ---------           ---------           ---------

                                                         528,600             577,300             (30,700)
                                                       ---------           ---------           ---------

                  NET CASH USED BY
                      OPERATING ACTIVITIES              (402,300)           (244,100)           (776,200)

INVESTING ACTIVITIES:
     Purchase of property and
         Equipment                                       (45,900)                  0             (86,800)
                                                       ---------           ---------           ---------

                  NET CASH USED BY
                      INVESTING ACTIVITIES               (45,900)                 (0)            (86,800)

FINANCING ACTIVITIES:
     Proceeds from loan payable, other                   405,000                   0                   0
     Proceeds from loan payable, member                   23,800                   0                   0
     Proceeds from note payable, other                         0                   0             100,000
     Repayment of note payable, other                          0                   0             (45,000)
     Proceeds from notes payable, members                      0             146,100             122,400
     Members contributions                                     0             100,000             708,900
                                                       ---------           ---------           ---------

                  NET CASH PROVIDED
                      BY FINANCING ACTIVITIES            428,800             246,100             886,300
                                                       ---------           ---------           ---------

NET INCREASE (DECREASE) IN CASH                          (19,400)              2,000              23,300

CASH, BEGINNING                                           30,800              28,800               5,500
                                                       ---------           ---------           ---------

CASH, ENDING                                           $  11,400           $  30,800           $  28,800
                                                       =========           =========           =========


See accompanying independent auditors' report and notes to financial statements.

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                            CELEBRITY SIGHTINGS, LLC

                          NOTES TO FINANCIAL STATEMENTS

                     DECEMBER 31, 1998 AND DECEMBER 6, 1999

================================================================================


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Celebrity Sightings, LLC (the "Company") was formed in the state of Delaware in July 1996. The Company is exclusively engaged in internet activities. The primary activity is maintaining an internet web-site. Revenues from this activity are the result of advertising sponsors, site membership and retail sale of celebrity memorabilia through electronic commerce.

Income recognition: Revenues are recognized after the services have been rendered and no significant vendor obligation remains.

Inventory: Inventory consists entirely of promotional stock and is valued at lower of cost (first-in, first-out) or market.

Property and equipment: Property and equipment are stated at cost. Depreciation is provided for by both the straight line and accelerated methods over the estimated useful lives of the related assets.

Web-site: Expenses associated with the development of the web-site that were incurred prior to the web- site launch in March 1997 were capitalized. All costs and maintenance for the web-site have been expensed thereafter.

Advertising expenses: Advertising expenses are paid for as the services are rendered. Therefore no capitalization of expenses is necessary.

Income taxes: The Company elected to be a limited liability company under the Internal Revenue Code, and to be taxed substantially as a partnership rather than as a corporation for federal and California tax purposes. Accordingly, all taxable earnings of the Company are taxed to the individual members and the Company incurs no federal income tax liability.

Due to the above election and its receipt based tax method, Statement of Financial Accounting Standards (SFAS) No. 109 "Accounting for Income Taxes" is not applicable. There is no tax effect resulting from "temporary differences" between assets and liabilities for financial reporting purposes and such amounts as measured by tax law and regulations.

Accounting estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - MAJOR CUSTOMERS

Three of the Company's major customers account for approximately 93 percent of the Company's receivables in 1998 and two of the Company's major customers accounts for 100 percent of the Company's receivables in 1999. At the balance sheet date, these receivables were deemed collectible.


                        See independent auditors' report.

                            CELEBRITY SIGHTINGS, LLC

                     DECEMBER 31, 1998 AND DECEMBER 6, 1999

================================================================================

NOTE 3 - TRADE ACCOUNTS RECEIVABLE

Accounts receivables are principally from trade customers. No allowance is accounted for or necessary in 1999, as all accounts are deemed receivable.

NOTE 4 - NET PROPERTY AND EQUIPMENT

                                                            1999                  1998           Useful lives
                                                     ----------------      ---------------       ------------

     Equipment                                       $         80,000      $        34,200            5 years
     Web-site                                                 353,800              353,800            5 years
                                                     ----------------      ---------------

                  TOTAL, AT COST                              433,800              388,000

     Less accumulated depreciation                            231,700              155,100
                                                     ----------------      ---------------

                                                     $        202,100      $       232,900
                                                     ================      ===============

NOTE 5 - DUE TO AFFILIATE

This affiliate is a web-site maintenance and hosting company and has common ownership with the Company. The balance represents web-site charges due to the affiliate, as well as allocated rent, insurance, security, storage, tax, licenses and utilities paid for by the affiliate on behalf of the Company. These charges are believed to be consistent with what would have been changed by an unrelated party. Amount was paid in full upon sale of the business discussed in
Note 13. The Company also sublets a portion of the operating facilities from the affiliate. Amounts due to the affiliate for the sublet rentals are reflected in the overhead allocation.

NOTE 6 - NOTE PAYABLE, OTHER

Note payable, other, with interest at 10 percent per annum, was due thirteen months from demand. As of the balance sheet date there was no demand for payment. However, the note payable, other was paid in full upon the sale of the business as discussed in Note 13.

NOTE 7 - NOTES PAYABLE, MEMBERS

Notes payable, members, with interest at 8 percent and 10 percent per annum, were due May 1, 2000 and thirteen months from demand, respectively. Notes payable, due May 1, 2000, were warrants, which may have been exercised for units in the company at 50 dollars per unit at the due date or upon public offering. As of the balance sheet date, there was no demand for payment. However, the notes payable, members were paid in full upon the sale of business as discussed in Note 13.

                        See independent auditors' report.

                            CELEBRITY SIGHTINGS, LLC

                     DECEMBER 31, 1998 AND DECEMBER 6, 1999

================================================================================

NOTE 8 - COMMITMENTS

The Company sublets its operating facility from its affiliate on a month-to-month basis. The Company, as lessee, is required to pay all insurance, utilities, repairs and maintenance and any increases in real property taxes over the base year. Rent expense for the year ended December 31, 1998 was $24,000. Rent expense of the period January 1, 1999 through December 6, 1999 was $22,400.

The Company has an employment agreement with a key officer of the Company. The agreement provides for a minimum annual salary of $70,000. In addition, the officer is guaranteed a bonus for the sale of the Company.

NOTE 9 - DEFINED CONTRIBUTION PLAN

The Company maintains a defined contribution plan for the benefit of eligible employees. This plan provides for employer contributions based primarily on employee participation. As of the balance sheet date, the Company has elected not to contribute funds to the plan.

NOTE 10 - SUPPLEMENTAL CASH FLOW DISCLOSURES

                                                            1999                  1998
                                                     ----------------      ---------------
Cash paid during the period was as follows:

     Interest                                        $         19,600      $        14,600
                                                     ================      ===============

     Income taxes                                    $          3,765      $           800
                                                     ================      ===============

NOTE 11 - GOING CONCERN

As shown in the accompanying financial statements, the Company has incurred recurring losses from operations; substantial start-up expenses and lower membership income than anticipated, which have resulted in net losses.

Management has elected to sell the Company, as discussed in Note 13.

NOTE 12 - UNIT OPTION PLANS

On August 4, 1999, several key officers were granted the option to purchase the company's units at prices ranging from 30 to 50 dollars per unit. Generally, the options become exercisable over a period of five to ten years from the date of the grant. The board of directors authorized approximately 26,000 unit options. No options were exercised nor forfeited and all outstanding options were terminated upon the sale of the business, as discussed in Note 13. The fair market value of these options is indeterminable in calculating the expense to the company, therefore no pro forma net income is presented.

NOTE 13 - SUBSEQUENT EVENT

On December 6, 1999 the Company completed the sale of its business to Alloy Acquisition Corporation. This transaction is not reflected in the financial statements.

                        See independent auditors' report.